UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 23, 2007

                         National Filing Agents, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52171             76-0720654
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             3415 Ocatillo Mesa Way, Las Vegas, NV   89031
   --------------------------------------------------------------------
                (Address of principal executive offices)

                             (702) 277-5916
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2007, National Filing Agents, Inc. a Nevada corporation (the "Registrant") or ("NFLA"), National Filing Agents Acquisition Corporation, a Nevada corporation and subsidiary of National Filing Agents, Inc. ("Merger Sub") and Plantation Working Interests, LLC, ("PWI") a privately-held limited liability company, organized in Texas, entered into a Acquisition Agreement and Plan of Merger (collectively the "Agreement") pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, acquired 100% interest in PWI and other properties in exchange for 8,126,984 shares of the Registrant's common stock. This includes: 1,507,937 shares issued to the equity members of Plantation Working Interests, LLC; 3,238,095 shares issued to the three incoming officers/directors; 190,476 shares issued to Azure Vista, L.P.; and, 190,476 shares issued to Phoenix Capital, Inc. Separately, 3,000,000 shares will be issued to Lucas Energy, Inc., owner of APClark, an Oil, Gas and Mineral leasehold working interest in Borden County, Texas (the "Merger"). Immediately after the Acquisition was consummated and further to the Agreement, the two affiliated shareholders of National Filing Agents, Inc., cancelled 6,180,000 unregistered shares of the Registrant's Common Stock held by them (the "Cancellation"). The transaction contemplated by the Agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The seven equity members of PWI unanimously approved the acquisition, and as of the closing date of the Merger, all of the new incoming shareholders will own approximately 67% of the Registrant's common stock outstanding as of October 23, 2007. This figure is based on 12,178,403 common shares issued and outstanding following the Merger. As part of the Merger Agreement, the Company plans to file a Schedule 14c for the purpose of changing the corporate name to Bonanza Oil & Gas, Inc. and effecting a two point one-for-one (2.1:1) forward stock split.

For accounting purposes, this transaction was being accounted for as a reverse merger, since the equity members of PWI,; the incoming officers and Lucas Energy, Inc. will own a majority (67%) of the issued and outstanding shares of common stock of the Registrant.

The Registrant intends to file an Information Statement on Schedule 14F1 with the U.S. Securities and Exchange Commission with respect to a change of directors for the Registrant.


Item 2.01 Completion of Acquisition or Disposition of Assets.

The closing of the Agreement took place on October 23, 2007 (the "Closing"). PWI is engaged in the production and development of oil and gas reserves, as well as the development and evaluation of 3D seismic programs..

The consideration issued to PWI for the newly issued shares consisted solely of treasury shares of our common stock and was intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto.


REGISTRANT'S BUSINESS
---------------------

National Filing Agents, Inc. ("the Company") was incorporated under the laws of the State of Nevada on December 24, 2002, under the name National Filing Agents, Inc.

National Filing Agents provides electronic filing services for clients that need to electronically file prospectuses, registration statements, and other documents pursuant to federal securities laws with the Securities and Exchange Commission ("SEC") via the SEC's electronic data gathering system entitled Electronic Data Gathering Analysis and Retrieval ("EDGAR(R)"). Additionally, the Company files Articles of Incorporation and serves as a Resident Agent for Nevada corporations.

National Filings Agents, Inc., is a full-service EDGARizing firm that files EDGAR reports on behalf of public companies. The scope of work undertaken by a full-service EDGARizing includes the following:

1.     Filing for EDGAR(R) access codes;
2.     Conversion of document to EDGAR(R) acceptable format;
3.     Client approval of EDGARized document;
4.     Electronic filing of the document.


PLANTATION WORKING INTERESTS, LLC BUSINESS
------------------------------------------

Plantation Working Interests, LLC was organized on August 17, 2007, under the laws of the State of Texas, and has since operated as an nonoperating working interest participant investor in oil and gas projects.

Plantation Working Interests, LLC is engaged in the production and development of oil and gas reserves, as well as the development and evaluation of 3D seismic programs. Plantation Working Interests, LLC was formed to acquire a working interest in 8 oil and gas wells in Gonzales County, Texas. The wells (while inactive) were held as a division of owned by Plantation Exploration, Inc. a predecessor to the LLC.

Plantation Working Interests, LLC purchased a 22.5% pre-payout (15% post-payout) interest in oil and gas wells in Gonzales County, Texas for a total purchase price of $750,000, which was paid in three payments in September 2007. Plantation Working Interests, LLC will receive 15.75% of the net revenues from the wells until it has recovered its $750,000 cost at which time the payout net revenue interest will drop to 10.5% of net revenues.

Plantation Working Interests, LLC participates in oil and gas production and development in several ways.

1. Plantation Working Interests, LLC purchases existing producing properties from other oil and gas companies.

2. Another method is by using its seismic expertise to participate in exploration and development of oil and gas reserves through partnering relationships with oil and gas companies.

3. Plantation Working Interests, LLC combines its 3D and 2D seismic resources and technology with the land, geology, engineering, and drilling expertise of selected oil and gas operators to create additional value.

Management believes that this results in higher drilling success rates, allowing the company to participate in oil and gas exploration and development on a relatively low cost/low risk basis and thereby build an asset base of profitable oil and gas reserves. Advances in geophysical and seismic technology have been major contributors to the increase in exploratory gas drilling success rates from 10-20% ten years ago to 50-70% success rates today. The Company's principals have explored for, drilled for and have operated oil and gas properties in the United States. The majority of these operations have been in Texas, Louisiana, and its surrounding states. The Company has a large seismic library it can rely on to explore and develop additional oil & gas prospects.

Further to the Acquisition Agreement and Plan of Merger, Mr. Bob Teague and Mr. Bill Wiseman agreed to contribute/assign various nonmonetary assets to the Company. These nonmonetary assets consists of a lease on Cadillac Prospect in Mercedes Field which is 100% owned by United Production & Exploration and the lease on Damon Mound oil field which is 50% owned by Global Production, along with seismic data. Mr. Bob Teague and Mr. Bill Wiseman are the owners of United Production & Exploration and Global Production, Inc. Further, Mr. Bob Teague and Mr. Bill Wiseman have agreed to serve as the new officers/directors of the Registrant in exchange for 3,047,619 common shares. (See Section 6.03 of the Acquisition Agreement and Plan of Merger.)

Simultaneous with the Acquisition Agreement and Plan of Merger, the Registrant has agreed to purchase a 25% interest in APClark from Lucas Energy, Inc. for a total of 3,000,000 shares of the Registrant's common stock. APClark covers approximately 6,700 acres located in the APClark field in Southwestern Borden County, TX.

COMPETITION

Plantation Working Interests, LLC faces competition from numerous other oil and gas exploration and development companies, which have greater resources than PWI. The competition have higher producing properties, and may be better able to find and extract commercial quantities of oil and gas, and therefore may be able to offer their oil and gas products at prices lower than we will be able to, assuming we find any oil and gas and/or purchase any producing properties in the future

COSTS AND EFFECTS OF COMPLIANCE WITH ENVIRONMENTAL LAWS

Various federal, state and local laws regulating the discharge of materials into the environment, or otherwise relating to the protection of the environment, will directly impact our planned future oil and gas exploration, development and production operations, and consequently may impact our operations and costs moving forward, assuming we are able to raise sufficient capital to purchase oil and gas interests and sustain our operations, of which there can be no assurance. These regulations include, among others, (i) regulations by the Environmental Protection Agency and various state agencies regarding approved methods of disposal for certain hazardous and non-hazardous wastes; (ii) the Comprehensive Environmental Response, Compensation, and Liability Act, Federal Resource Conservation and Recovery Act and analogous state laws which regulate the removal or remediation of previously disposed wastes (including wastes disposed of or released by prior owners or operators), property contamination (including groundwater contamination), and remedial plugging operations to prevent future contamination; (iii) the Clean Air Act and comparable state and local requirements which may result in the gradual imposition of certain pollution control requirements with respect to air emissions from our operations; (iv) the Oil Pollution Act of 1990 which contains numerous requirements relating to the prevention of and response to oil spills into waters of the United States; (v) the Resource Conservation and Recovery Act which is the principal federal statute governing the treatment, storage and disposal of hazardous wastes; and (vi) state regulations and statutes governing the handling, treatment, storage and disposal of naturally occurring radioactive material. While we do not currently have any oil and gas operations, we have not had any costs associated with the above regulations to date; however, assuming that we have any oil and gas operations in the future, of which there can be no assurance because of the substantial amount of additional financing we will require, we anticipate the costs required to comply with the regulations above will be substantial. Furthermore, if we have any oil and gas operations in the future, and we are deemed not to be in compliance with applicable environmental laws, we could be forced to expend substantial amounts to be in compliance, which would have a materially adverse effect on our available cash and liquidity, and/or could force us to curtail or abandon our current business operations.

Employees
---------

Plantation Working Interests, LLC employs three individuals who will serve as the Company's officers/directors.


RISK FACTORS
------------

All parties and individuals reviewing this Current Report and considering PWI as an investment should be aware of the financial risk involved. When deciding whether to invest or not, careful review of the risk factors set forth herein and consideration of forward-looking statements contained in this Current Report should be adhered to. Prospective investors should be aware of the difficulties encountered as PWI faces all the risks including competition, and the need for additional working capital. If any of the following risks actually occur, the business, financial condition, results of operations and prospects for growth would likely suffer. As a result, you could lose all or part of your investment.


             Risks Relating To Our Planned Business Operations
             -------------------------------------------------

(a)  PLANTATION WORKING INTERESTS, LLC HAS A LIMITED OPERATING HISTORY

Plantation Working Interests, LLC has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as PWI faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which PWI will be operating.

(b) PWI RELIES HEAVILY ON BOB TEAGUE AND BILL WISEMAN THE EXECUTIVE OFFICERS AND DIRECTORS AND IF THEY WERE TO LEAVE, PWI COULD FACE SUBSTANTIAL COSTS IN SECURING SIMILARLY QUALIFIED OFFICERS AND DIRECTORS.

PWI's success depends upon the personal efforts and abilities of Bob Teague and Bill Wiseman, the Executive Officers and Directors. PWI's ability to operate and implement its exploration activities is heavily dependent on the continued service of Bob Teague and Bill Wiseman and will depend on PWI's ability to attract qualified contractors and consultants on an as-needed basis.

PWI anticipates facing continued competition for such contractors and consultants, and may face competition for the services of Bob Teague and Bill Wiseman in the future. PWI does not have any employment contract with Bob Teague and Bill Wiseman, nor does PWI have any key man insurance on Bob Teague and Bill Wiseman. The loss of Bob Teague and Bill Wiseman and/or PWI's inability to attract and retain qualified contractors and consultants on an as-needed basis could have a material adverse effect on the business and operations.

(c) BECAUSE OF THE SPECULATIVE NATURE OF OIL AND GAS EXPLORATION, THERE IS SUBSTANTIAL RISK THAT PWI WILL NOT FIND ANY COMMERCIALLY EXPLOITABLE OIL OR GAS AND THAT PWI'S BUSINESS WILL FAIL.

The search for commercial quantities of oil as a business is extremely risky. PWI cannot provide investors with any assurance that will be able to obtain properties in the future and/or that any properties PWI obtains will contain commercially exploitable quantities of oil and/or gas. Future exploration expenditures made by PWI, if any, may not result in the discovery of commercial quantities of oil and/or gas in any future properties PWI may acquire the rights to, and problems such as unusual or unexpected formations and other conditions involved in oil and gas exploration often result in unsuccessful exploration efforts. If PWI is unable to find commercially exploitable quantities of oil and gas, in any properties PWI may acquire in the future, and/or PWI is unable to commercially extract such quantities PWI may find in any properties PWI may acquire in the future, PWI may be forced to abandon or curtail its business plan, and as a result, any investment in PWI may become worthless.

(d) BECAUSE OF THE INHERENT DANGERS INVOLVED IN OIL AND GAS EXPLORATION, THERE IS A RISK THAT PWI MAY INCUR LIABILITY OR DAMAGES AS PWI CONDUCTS ITS BUSINESS OPERATIONS, WHICH COULD FORCE PWI TO EXPEND A SUBSTANTIAL AMOUNT OF MONEY IN CONNECTION WITH LITIGATION AND/OR A SETTLEMENT.

The oil and natural gas business involves a variety of operating hazards and risks such as well blowouts, pipe failures, casing collapse, explosions, uncontrollable flows of oil, natural gas or well fluids, fires, spills, pollution, releases of toxic gas and other environmental hazards and risks. These hazards and risks could result in substantial losses to PWI from, among other things, injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, cleanup responsibilities, regulatory investigation and penalties and suspension of operations. In addition, PWI may be liable for environmental damages caused by previous owners of property purchased and leased by PWI in the future. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payment of which could reduce or eliminate the funds available for the purchase of properties and/or property interests, exploration, development or acquisitions or result in the loss of our properties and/or force PWI to expend substantial monies in connection with litigation or settlements. As such, there can be no assurance that any insurance obtained by PWI in the future will be adequate to cover any losses or liabilities. Management cannot predict the availability of insurance or the availability of insurance at premium levels that justify our purchase. The occurrence of a significant event not fully insured or indemnified against could materially and adversely affect our financial condition and operations. PWI may elect to self-insure if management believes that the cost of insurance, although available, is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. The occurrence of an event not fully covered by insurance could have a material adverse effect on our financial condition and results of operations, which could lead to any investment in PWI becoming worthless.


(e) PWI WILL REQUIRE SUBSTANTIAL ADDITIONAL FINANCING TO PURCHASE PROPERTIES AND BEGIN ITS EXPLORATION AND DRILLING ACTIVITIES, WHICH FINANCING IS OFTEN HEAVILY DEPENDENT ON THE CURRENT MARKET PRICE FOR OIL AND GAS.

PWI'S growth and continued operations could be impaired by limitations on its access to capital markets. If the market for oil and/or gas were to weaken for an extended period of time, PWI's ability to raise capital would be substantially reduced. There can be no assurance that capital from outside sources will be available, or that if such financing is available, that it will not involve issuing securities senior to the common stock or equity financings which will be dilutive to holders of common stock. Such issuances, if made, would likely cause a decrease in the value of PWI's common stock.

(f) THE MARKET FOR OIL AND GAS IS INTENSELY COMPETITIVE, AND AS SUCH, COMPETITIVE PRESSURES COULD FORCE PWI TO ABANDON OR CURTAIL ITS BUSINESS PLAN.

The market for oil and gas exploration services is highly competitive, and PWI only expects competition to intensify in the future. Numerous well-established companies are focusing significant resources on exploration and are currently competing with PWI for oil and gas opportunities. Additionally, there are numerous companies focusing their resources on creating fuels and/or materials which serve the same purpose as oil and gas, but are manufactured from renewable resources. As a result, there can be no assurance that PWI will be able to compete successfully or that competitive pressures will not adversely affect our business, results of operations and financial condition. If PWI is not able to successfully compete in the marketplace, management could be forced to curtail or even abandon our current business plan, which could cause any investment in PWI to become worthless.

(g) PWI MAY NOT BE ABLE TO MANAGE GROWTH, WHICH COULD LEAD TO PWI'S INABILITY TO IMPLEMENT ITS BUSINESS PLAN.

PWI'S growth is expected to place a significant strain on managerial, operational and financial resources, especially considering that PWI currently has three Directors and three executive officer. Further, as PWI enters into contracts, management will be required to manage multiple relationships with various consultants, businesses and other third parties. These requirements will be exacerbated in the event of our further growth. There can be no assurance that PWI's systems, procedures and/or controls will be adequate to support operations or that management will be able to achieve the rapid execution necessary to successfully implement our business plan. If management is unable to manage growth effectively, the results of operations and financial condition will be adversely affected, which could lead to PWI to abandon or curtail our business plan and operations.


(h) PWI'S FUTURE OPERATIONS WILL BE HEAVILY DEPENDENT ON ENVIRONMENTAL REGULATIONS, WHICH MANAGEMENT MAY BE UNABLE TO PREDICT, AND WHICH MAY CHANGE IN THE FUTURE, CAUSING PWI TO EXPEND SUBSTANTIAL ADDITIONAL CAPITAL.

Public interest in the protection of the environment has increased dramatically in recent years. PWI's future planned oil and natural gas production operations and PWI's future planned processing, handling and disposal of hazardous materials, such as hydrocarbons and naturally occurring radioactive materials are subject to stringent regulation. PWI could incur significant costs, including cleanup costs resulting from a release of hazardous material, third-party claims for property damage and personal injuries fines and sanctions, as a result of any violations or liabilities under environmental or other laws. Changes in or more stringent enforcement of environmental laws could force management to expend additional operating costs and capital expenditures to stay in compliance than management currently anticipates needing to expend, and could consequently force PWI to curtail or abandon its business operations.

Various federal, state and local laws regulating the discharge of materials into the environment, or otherwise relating to the protection of the environment, directly impact oil and gas exploration, development and production operations, and consequently may impact our future operations and costs. These regulations include, among others, (i) regulations by the Environmental Protection Agency and various state agencies regarding approved methods of disposal for certain hazardous and non-hazardous wastes; (ii) the Comprehensive Environmental Response, Compensation, and Liability Act, Federal Resource Conservation and Recovery Act and analogous state laws which regulate the removal or remediation of previously disposed wastes (including wastes disposed of or released by prior owners or operators), property contamination (including groundwater contamination), and remedial plugging operations to prevent future contamination; (iii) the Clean Air Act and comparable state and local requirements which may result in the gradual imposition of certain pollution control requirements with respect to air emissions from our operations; (iv) the Oil Pollution Act of 1990 which contains numerous requirements relating to the prevention of and response to oil spills into waters of the United States; (v) the Resource Conservation and Recovery Act which is the principal federal statute governing the treatment, storage and disposal of hazardous wastes; and (vi) state regulations and statutes governing the handling, treatment, storage and disposal of naturally occurring radioactive material.

Management believes that PWI is in compliance with applicable environmental laws and regulations. To date, PWI has not expended any material amounts to comply with such regulations, and management does not currently anticipate that future compliance will have a materially adverse effect on PWI's financial position, results of operations or cash flows. However, if PWI is deemed to not be in compliance with applicable environmental laws, PWI could be forced to expend substantial amounts to be in compliance, which would have a materially adverse effect on our financial condition.


                   Risks Relating To The Company's Securities
                   ------------------------------------------

(i) PWI AUDITORS HAVE EXPRESSED A CONCERN ABOUT PWI'S ABILITY TO CONTINUE AS A GOING CONCERN.

PWI auditors, in PWI's audited financial statements expressed a concern about our ability to continue as a going concern. PWI had an accumulated deficit of $83,116 as of September 30, 2007, further PWI has not generated any revenues to date. These factors raise substantial doubt as to whether PWI will be able to continue as a going concern. The attached financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should PWI be unable to continue as a going concern.

(j) NEVADA LAW AND THE ARTICLES OF INCORPORATION AUTHORIZE US TO ISSUE SHARES OF PREFERRED STOCK, WHICH SHARES MAY HAVE RIGHTS AND PREFERENCES GREATER THAN OUR CURRENTLY OUTSTANDING COMMON STOCK.

Pursuant to our Articles of Incorporation, we have 60,000,000 shares of common stock and 15,000,000 shares of preferred stock authorized. As of October 15, 2007, we had 10,231,419 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. The Board of Directors has the ability to issue a large number of additional shares of common stock without shareholder approval, which if issued would cause substantial dilution to our then shareholders. Additionally, shares of preferred stock may be issued by our Board of Directors without shareholder approval with voting powers, and such preferences and relative, participating, optional or other special rights and powers as determined by our Board of Directors. As a result, shares of preferred stock may be issued by our Board of Directors which cause the holders to have super majority voting power over our shares, provide the holders of the preferred stock the right to convert the shares of preferred stock they hold into shares of our common stock, which may cause substantial dilution to our then common stock shareholders and/or have other rights and preferences greater than those of our common stock shareholders. Investors should keep in mind that the Board of Directors has the authority to issue additional shares of common stock and preferred stock, which could cause substantial dilution to our existing shareholders. Additionally, the dilutive effect of any preferred stock, which we may issue may be exacerbated given the fact that such preferred stock may have super majority voting rights and/or other rights or preferences which could provide the preferred shareholders with voting control over us subsequent to this offering and/or provide those holders the power to prevent or cause a change in control. As a result, the issuance of shares of common stock and/or preferred stock may cause the value of our securities to decrease and/or become worthless.

(k) PWI'S EQUITY MEMBERS, LUCAS ENERGY, AZURE VISTA, L.P., PHONEIX CAPITAL, INC. AND THE NEW MANAGEMENT WILL OWN AN AGGREGATE OF 67% OF OUR COMMON STOCK AND CAN EXERCISE CONTROL OVER CORPORATE DECISIONS INCLUDING THE APPOINTMENT OF NEW DIRECTORS.

PWI's seven equity members, Lucas Energy, Azure Vista, L.P., Phoenix Capital, Inc. and the new management will beneficially own an aggregate of 8,126,984 shares or approximately 67% of the outstanding common stock. These shareholders will be able to exercise control in determining the outcome of all corporate transactions or other matters, including the election of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. Any investors who purchase shares will be minority shareholders and as such will have little to no say in the direction of the Company and the election of Directors. Additionally, it will be difficult if not impossible for investors to remove the Directors of the Company, which will mean they will remain in control of who serves as officers of Company as well as whether any changes are made in the Board of Directors. As a potential investor in the Company, your shares will likely have little effect on the outcome of corporate decisions.

(l)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF OUR SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.

PROPERTIES
----------

The Company's corporate headquarters are located at: 1901 Post Oak Drive, Suite 2402, Houston, TX 77027, Telephone: 713-333-5808.


CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name                Age                 Position
-------------       ---                 ------------------------------------
Bob Teague          59                  Chairman & CEO
Bill Wiseman        54                  President & Director
Ran Furman          38                  Chief Financial Officer & Director
----------------------------------------------------------------------------



Biography of Bob Teague, Chairman & CEO
---------------------------------------

Mr. Teague joined the company as Chief Executive Officer in August 2007. Mr. Teague has over 30 years experience in the evaluation, leasing, acquisition and marketing of oil and gas properties. Since January 2001, Mr. Teague has been founder, vice president and partner of United Production and Exploration, Ltd. Also, since August 2004, Mr. Teague has been founder, vice president and partner of Global Production, Inc. Mr. Teague's previous experience including founder and owner of Teague Interest, Inc., an oil & gas brokering firm, officer at American Crude, Inc., general manager and partner of BLD and Associates and landman at Pennzoil Producing, Inc. Mr. Teague attended Texas Christian University with a major in Business Administration and minor in accounting and attended the University of Texas for Petroleum Land Management.

Biography of Bill Wiseman, President, and Director
--------------------------------------------------

Mr. Wiseman joined the company as President in August 2007. Mr. Wiseman has over 25 years as a financial, marketing and sales professional with geophysical projects along Texas and Gulf Coast area, with worldwide experience in identifying, developing, acquiring and marketing oil & gas properties. Since January 2001, Mr. Wiseman has been president of United Production and Exploration, Ltd. Also since August 2004, Mr. Wiseman has been founder, partner, and president of Global Production, Inc. From November 1993 to November 2000, Mr. Wiseman was vice president of administration and marketing
for Seismic Ventures Incorporated.   Mr. Wiseman's previous experience
including founder of two seismic companies: Seis Scan and Alliance Research Company where he was directly responsible for the acquisition of 20,000 miles of 2D seismic data in the Gulf Coast, as well as Chief Financial Officer and Vice President of Continental/Seiscan Seismic Services, Inc. Mr. Wiseman attended Texas Tech University, with a major in marketing.

Biography of Ran Furman, Chief Financial Officer and Director
-------------------------------------------------------------

Mr. Furman joined the company as Chief Financial Officer in September 2007.
Mr. Furman has over 15 years of transactional experience in corporate finance, capital markets and investment banking. Mr. Furman has been an independent consultant since July 2003 focusing on advising growth companies on corporate finance transactions and providing interim CFO services. Previously, Mr. Furman served as Chief Financial Officer of Island Pacific, Inc. from July 2003 to January 2005 and Chief Financial Officer of e.Digital Corporation from September 2001 to July 2003. Mr. Furman's prior experience includes Investment Banker at Jesup & Lamont Securities, a banker with Bank of Montreal and a staff accountant with Deloitte & Touche. Mr. Furman has an MBA from Columbia
Business School and a BA in accounting from the University of Washington.   Mr.
Furman is currently a director of Osage Exploration and Development, Inc.


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

NFLA Common Stock, $0.001 par value, is traded on the OTC-BB (National Quotation Bureau) under the symbol: NFLA.

To date, no trading of the Company's common stock has take place. There are no assurances that trading activity will take place in the future for the Common Stock.

The Company did not repurchase any of its shares from inception through the date of this Current Report.


DESCRIPTION OF NFLA SECURITIES
------------------------------

In accordance with NFLA's Articles of Incorporation certificate of incorporation, NFLA is authorized to issue up to 60,000,000 shares of Common Stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share. As of October 15, 2007, there are 10,231,419 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding.


(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local
Authorities

No material potential liabilities are anticipated to be imposed on stockholders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

B.  Preferred Stock

The authorized preferred stock of the corporation consists of 15,000,000 shares with a par value of $0.001 per share.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help NFLA's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers,designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.


DESCRIPTION OF PLANTATION WORKING INTERESTS, LLC SECURITIES
-----------------------------------------------------------

Plantation Working Interests, LLC was organized on August 17, 2007, under the laws of the State of Texas, and has since operated as an investor in oil and gas projects. Plantation Working Interests, LLC was formed to acquire 8 oil and gas wells in Gonzales County, Texas.

As of September 30, 2007, Plantation Working Interests, LLC received $950,000 from the sale of its membership units Plantation Working Interests, LLC paid $76,000 for placement agent fees relating to this offering. The number of units to be issued for the $950,000 will be determined upon completion membership unit offering by Plantation Working Interests, LLC.




Item 3.02 Unregistered Sales of Equity Securities

As of October 23, 2007, in connection with the Agreement, we agreed to issue 1,507,937 shares of our unregistered common stock to the seven equity members of Plantation Working Interests, LLC, based on their percentage of ownership of Plantation Working Interests, LLC.

We have also agreed to issue: 3,238,095 shares issued to the three incoming officers/directors; 3,000,000 shares issued to Lucas Energy, Inc., owner of APClark; 190,476 shares issued to Azure Vista, L.P.; and, 190,476 shares issued to Phoenix Capital, Inc., for a total of 8,126,984 common shares. (See Acquisition Agreement and Plan of Merger).

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. An aggregate of 13 individuals and entities will receive shares of common stock pursuant to the Merger. The individuals and entities have received current information about National Filing Agents, Inc., Plantation Working Interests, LLC and the reverse merger and have had an opportunity to ask questions about National Filing Agents, Plantation Working Interests, LLC and the reverse merger.

All shares of common stock issued pursuant to the Merger will contain legends restricting transferability absent registration or applicable exemption.


Item 5.01.  Changes in Control of Registrant.

In connection with the Acquisition and Plan of Merger described in Section 2.01 of this Current Report on Form 8-K, the Registrant on October 23, 2007 issued 8,126,984 unregistered shares of its common stock from its treasury to the equity members of PWI, Azure Vista, L.P., Phoenix Capital, Inc., Lucas Energy, and three new officers/directors. As a result, the new shareholders will own approximately 67% of the Registrant's common stock immediately following the close of the Merger. The Plan of Merger was unanimously approved by the equity members of PWI. Under Nevada law, no approval of the Agreement by the Registrant's shareholders was required and such approval was not sought by the Registrant. Immediately after the Acquisition was consummated and further to the Acquisition and Plan of Merger Agreement, the affiliated shareholders of NFLA agreed to cancel 6,180,000 unregistered common shares of the Registrant's Common Stock held by them.

Concurrently with the closing of the Acquisition and Plan of Merger, Edward C. Zimmerman, III resigned as an officer and director of the Registrant. Prior to his resignation, the board added Bob Teague, Bill Wiseman, and Ran Furman as directors of the Registrant. The board appointed Bob Teague as Chief Executive Officer; Bill Wiseman as President; and, Ran Furman as Chief Financial Officer.

No agreements exist among present or former controlling stockholders of the Registrant or present or former shareholders of PWI with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares our common stock immediately following execution of the Acquisition and Plan of Merger by (i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.

                                                         Amount
Title     Name and Address                               of shares    Percent
of        of Beneficial                                  held by       of
Class     Owner of Shares                Position        Owner        Class(1)
----------------------------------------------------------------------------
Common     Bob Teague (2)                Chairman/CEO    1,523,810      12.5%
Common     Bill Wiseman (3)              President,      1,523,810      12.5%
Common     Ran Furman (4)                CFO               190,476       1.6%
Common     Lucas Energy, Inc. (5)        Shareholder     3,000,000      24.6%
------------------------------------------------------------------------------
Totals:                                                  6,238,096      51.2%

All Executive Officers, Directors
as a Group  (3 persons)                                  3,238,095      26.6%
------------------------------------------------------------------------------

(1) The percentages listed in the percent of class column are based upon 12,178,403 issued and outstanding shares of Common Stock.
(2)  Bob Teague, 1901 Post Oak Drive, Suite 2402, Houston, TX  77027.
(3)  Bill Wiseman, 1901 Post Oak Drive, Suite 2402, Houston, TX  77027.
(4)  Ran Furman, 1901 Post Oak Drive, Suite 2402, Houston, TX  77027.
(5)  Lucas Energy, Inc., 3000 Richmond Avenue, #400  Houston, TX  77098,


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 23, 2007, the Registrant accepted the resignation of Edward C. Zimmerman, III as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance of Bob Teague, Bill Wiseman, and Ran Furman, effective October 23, 2007. The new board members will hold office for the unexpired term of their predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Bob Teague as Chief Executive Officer; Bill Wiseman as President; and, Ran Furman as Chief Financial Officer of the Registrant.


Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of business acquired.

The required financial statements of Plantation Working Interests, LLC and Subsidiaries for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report includes the audited financial statements of Plantation Working Interests, LLC for the years ended December 31, 2006 and December 31, 2005 for the period nine month period ended September 30, 2007.

(b)    Pro Forma Financial Information.

The required Pro Forma financial statements of Plantation Working Interests, LLC, for are included herein. This Current Report on Form 8-K includes the unaudited pro forma consolidated financial information of National Filing Agents, Inc. and Plantation Working Interests, LLC

(c)    Exhibits:

2.2 Acquisition Agreement and Plan of Merger between National Filing Agents, Inc. and Plantation Working Interests, LLC dated
       October 23, 2007.

10.1 Asset Purchase Agreement between National Filing Agents, Inc. and Lucas Energy, Inc. dated October 23, 2007.

99.2 Audited Financials for Plantation Working Interests, LLC for the years ended December 31, 2006 and for the period ending September 30, 2007.

99.3 Pro forma Financials National Filing Agents, Inc. and Plantation Working Interests, LLC & Exploration, Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                National Filing Agents, Inc.
                                ----------------------------
                                      Registrant

                                By: /s/ Edward C. Zimmerman, III
                                ------------------------------------
                                Name:   Edward C. Zimmerman, III
                                Title:  President/Director




Dated:  October 23, 2007

                                  Exhibit Index

Exhibit No.     Description

2.2 Acquisition Agreement and Plan of Merger between National Filing Agents, Inc. and Plantation Working Interests, LLC dated
       October 23, 2007.

10.1 Asset Purchase Agreement between National Filing Agents, Inc. and Lucas Energy, Inc. dated October 23, 2007.

99.2 Audited Financials for Plantation Working Interests, LLC for the years ended December 31, 2006 and for the period ending September 30, 2007.

99.3 Pro forma Financials National Filing Agents, Inc. and Plantation Working Interests, LLC & Exploration, Ltd.